                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                           10% SENIOR NOTES DUE 2005
                                       OF
                               EXIDE CORPORATION

              PURSUANT TO THE PROSPECTUS DATED SEPTEMBER 28, 1995


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ONOCTOBER 26, 1995, UNLESS EXTENDED.


                  To: The Bank of New York, the Exchange Agent

          By Registered or Certified Mail, Overnight Courier or Hand:
                              The Bank of New York
                             Reorganization Section
                          101 Barclay Street (7 East)
                            New York, New York 10286
                            Attention: Enrique Lopez

                                       or

             By Facsimile:                       Confirm by Telephone:
             (212) 571-3080                          (212) 815-2742
        Attention: Enrique Lopez

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges receipt of the Prospectus dated September 28, 1995 (the "Prospectus") of Exide Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10% Senior Notes due 2005 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 10% Senior Notes due 2005 (the "Old Notes"), of which $300,000,000 principal amount is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on October 26, 1995, unless the Company extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

  This Letter of Transmittal is to be used by holders of Old Notes if (i) certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer-- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "Exchange Offer--Procedures for Tendering." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
  MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: ______________________________________________

  Account Number: _____________________________________________________________

  Transaction Code Number: ____________________________________________________

  Principal Amount of Tendered Old Notes: _____________________________________

  If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering." See Instruction 2 below.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
  OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 2):

  Name of Registered Holder(s): _______________________________________________

  Window Ticket No. (if any): _________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: _________________________

  Name of Eligible Institution
  that Guaranteed Delivery: ___________________________________________________

  If Delivered by Book Entry Transfer,
  the Account Number: _________________________________________________________

  Transaction Code Number: ____________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
  COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
  THERETO.

  Name: _______________________________________________________________________

  Address: ____________________________________________________________________

      ----------------------------------------------------------------------

  Attention: __________________________________________________________________

  Listed below are the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1

                   DESCRIPTION OF 10% SENIOR NOTES DUE 2005*

- ---------------------------------------------------------------------------------------
                                                    AGGREGATE        PRINCIPAL AMOUNT
        NAME(S) AND ADDRESS(ES) OF                  PRINCIPAL       TENDERED (MUST BE
           REGISTERED HOLDER(S)     CERTIFICATE AMOUNT REPRESENTED AN INTEGRAL MULTIPLE
        (PLEASE FILL IN, IF BLANK)   NUMBER(S)  BY CERTIFICATE(S)      OF $1,000)**
- ---------------------------------------------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                       TOTAL
- ---------------------------------------------------------------------------------------

 *Need not be completed by Holders tendering by book-entry transfer. **Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 10% Senior Notes due 2005 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
 If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
 The minimum permitted tender is $1,000 in principal amount of 10% Senior Notes due 2005. All tenders must be in integral multiples of $1,000.




                BOX 2                                     BOX 3


  SPECIAL REGISTRATION INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS (SEE
    (SEE INSTRUCTIONS 4, 5 AND 6)               INSTRUCTIONS 4, 5 AND 6)


   To be completed ONLY if                   To be completed ONLY if
 certificates for Old Notes in a           certificates for Old Notes in a
 principal amount not tendered, or         principal amount not tendered, or
 New Notes issued in exchange for          New Notes issued in exchange for
 Old Notes accepted for exchange,          Old Notes accepted for exchange,
 are to be issued in the name of           are to be sent to someone other
 someone other than the                    than the undersigned, or to the
 undersigned.                              undersigned at an address other
                                           than that shown above.


 Issue certificate(s) to:
                                           Deliver certificate(s) to:


 Name: _____________________________
           (Please Print)                  Name: _____________________________
                                                     (Please Print)
                                           Address: __________________________
 Address: __________________________


                                           -----------------------------------
 -----------------------------------               (Include Zip Code)
         (Include Zip Code)


                                           -----------------------------------
 -----------------------------------         (Tax Indemnification or Social
   (Tax Indemnification or Social                   Security Number)
          Security Number)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Exide Corporation, a Delaware corporation (the "Company"), the principal amount of Old Notes indicated above.

  Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with the full power of substitution to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon, the order of, the Company,
(ii) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (iii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. By tendering, each holder of Old Notes represents to the Company that
(i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such holder, (ii) neither the holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) that such holder is not engaging in or intending to engage in the distribution of the New Notes and
(iv) neither the holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if such holder is an "affiliate," that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering holder is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of marketing-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, the undersigned and any such person acknowledge that (a) any person participating the Exchange Offer for the purpose of distributing the New Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Notes and cannot rely on the position of the staff of the Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of New Notes.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

  If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

  The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders."

  Unless indicated in Box 2 under "Special Registration Instructions" or otherwise directed, please issue the certificates or electronic transfers representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates or electronic transfers for Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes, if any, issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

  Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

  The Exchange Offer is subject to certain customary conditions as set forth in the Prospectus under the caption "Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
- ---------------------------------------------------------------  --------------
                                                                      Date

X
- ---------------------------------------------------------------  --------------
                                                                      Date

Area Code and Telephone Number: _______________________________

  The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Notes or by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s): _______________________________________________________________________
                                 (Please Print)
Capacity: ______________________________________________________________________

Address: _______________________________________________________________________
                               (Include Zip Code)

- --------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE

                         (If required by Instruction 5)
        Certain Signatures must be guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution: ____________________________
                                               (Authorized Signature)

- --------------------------------------------------------------------------------
                                    (Title)

- --------------------------------------------------------------------------------
                                 (Name of Firm)

- --------------------------------------------------------------------------------
                          (Address, Include Zip Code)

- --------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated: _________________________________________________________________________

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with DTC for tendered Old Notes transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the consummation of the Exchange Offer.

  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

    (i) such tender must be made through an Eligible Institution;

    (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery or notice substantially equivalent thereto (by letter, telex, telegram or facsimile transmission) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Old Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with DTC for Old Notes transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

    (iii) such properly completed and executed Letter of Transmittal and certificates representing the tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with DTC for Old Notes transferred electronically) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

  Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery or notice substantially equivalent thereto relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery person.

  3. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder.

  4. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of 10% Senior Notes due 2005" (Box
1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the holder at his or her registered address (or transferred to the account of DTC designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of the Old Notes to be withdrawn, the principal amount of Old Notes delivered for exchange, a statement that such a holder is withdrawing its election to have such Old Notes exchanged and the name of the registered holder of such Old Notes and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes or otherwise comply with DTC's procedures.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

  If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

  If this Letter of Transmittal is signed by the registered holder, and New Notes are to be issued and any untendered or unaccepted principal amount of Old Notes are to be reissued or returned to the registered holder, then the registered holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other case the registered holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

  If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith (or by a participant in DTC who appears on a security position listing as the owner of the Old Notes) and the issuance of New Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, any New Notes or Old Notes not tendered or not accepted are to be deposited to such participant's account at DTC) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed or (ii) such Old Notes are tendered for the account of an Eligible Institution.

  6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address or account at DTC in which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent or deposited, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

  If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the holder of the Old Notes or deposited at such holders' account at DTC.

  7. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

  10. WAIVER OF CONDITIONS. The Company reserves the right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

  12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at DTC designated above) or at a different address as may be indicated under "Special Delivery Instructions."

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders."

                        PAYOR'S NAME: EXIDE CORPORATION
- --------------------------------------------------------------------------------
                        Name (if joint names, list
                        first and circle the name
                        of the person or entity
                        whose number you enter in
                        Part 1 below. See
                        instructions if your name
                        has changed.)

 SUBSTITUTE            --------------------------------------------------------

 FORM W-9               Address

                       --------------------------------------------------------
 DEPARTMENT OF THE TREASURY
                        City, State and Zip Code
 INTERNAL REVENUE SERVICE

                       --------------------------------------------------------
 PAYER'S REQUEST FOR   --------------------------------------------------------
                        PART 2--Check the box if you are NOT subject to
                        backup withholding under the provisions of section
                        3408(a)(1)(C) of the Internal Revenue Code because
                        (1) you have not been notified that you are subject
                        to backup withholding as a result of failure to
                        report all interest of dividends or (2) the Internal
                        Revenue Service has notified you that you are no
                        longer subject to backup withholding. [_]
 TAXPAYER               List account number(s) here (optional)
 IDENTIFICATION        --------------------------------------------------------
 NUMBER (TIN)           PART 1--PLEASE PROVIDE       Social Security Number or
                        YOUR TAXPAYER                           TIN
                        IDENTIFICATION NUMBER
                        ("TIN") IN THE BOX AT
                        RIGHT AND CERTIFY BY
                        SIGNING AND DATING BELOW
                       --------------------------------------------------------
                        CERTIFICATION--UNDER THE PENALTIES OF
                        PERJURY, I CERTIFY THAT THE
                        INFORMATION PROVIDED ON THIS FORM IS
                        TRUE, CORRECT AND COMPLETE.

                                                                   PART 3--


                                                                   Awaiting
                                                                   TIN [_]

                        SIGNATURE ___________DATE ____________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
    OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.